Exhibit 99.1
Annual Shareholders’ Meeting May 5, 2022

ANNUAL MEETING OF SHAREHOLDERS I. Introduction – Robert A. Bull, Chairman II. Call to Order III. Welcome IV. Ascertain Presence of a Quorum – David R. Saracino , Secretary V. Proposal No. 1 – Election of Directors VI. Proposal No. 2 – Ratification of Independent Auditors VII. Management Presentations I. Diane Rosler II. Elaine Woodland VIII. Questions IX. Results of Voting X. Closing Comment/Adjournment

Introduction ➢ COVID - 19, and the resulting guidance for Social Distancing, has created the necessity of holding our third Virtual Annual Shareholders Meeting. We appreciate your understanding of the required change and we miss being with you in person. ➢ Due to this change, our presentation today will be an abbreviated version of what had been “normal.“ There will be a shortened presentation on our results for 2021 & 1 st quarter 2022 made by our CFO, Diane Rosler. ➢ Our President and CEO, Elaine Woodland’s, presentation will address some of the projects we completed in 2021 and will address our plans for the future. ➢ We WILL conduct the normal business portion of the meeting. ➢ To supplement today's annual meeting, we will release a more detailed presentation of today's meeting as part of the investor presentation on Form 8 - K. ➢ Unlike our typical previous Annual Meetings, we will not be spending much time focusing on the past. You may find our results for 2021 in our 10 - K filing and 1st Quarter 2022 in our 10 - Q filing. These documents provide very detailed information.

First Keystone Corporation Board of Directors

First Keystone Corporation Director Emeriti

Diane C.A. Rosler Senior Vice President, Chief Financial Officer This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , and reflect management’s beliefs and expectations based on information currently available .. These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements .. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation .. Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially ..

$200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 2017 2018 2019 2020 2021 $536,054 $584,960 $621,598 $684,132 $736,839 $388,488 $341,826 $306,810 $312,537 $413,805 Loans Investments Average Loan and Investment Balances (amounts in thousands)

2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2017 2018 2019 2020 2021 4.30% 4.49% 4.78% 4.63% 4.49% 3.11% 3.47% 3.45% 3.05% 2.61% Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2017 2018 2019 2020 2021 $607,222 $596,401 $583,740 $658,889 $807,970 $154,892 $165,341 $157,379 $95,791 $89,918 Average Interest Bearing Deposits Average Borrowings Average Interest - Bearing Deposits and Borrowings (amounts in thousands)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2017 2018 2019 2020 2021 0.70% 0.87% 1.14% 0.75% 0.39% 1.50% 2.07% 2.28% 1.48% 2.23% Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 2017 2018 2019 2020 2021 2.93% 2.98% 2.95% 3.25% 3.08% 3.09% 3.18% 3.23% 3.46% 3.22% Net Interest Spread Net Interest Margin Net Interest Spread and Net Interest Margin (tax equivalent)

$(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2017 2018 2019 2020 2021 $8,648 $9,211 $10,227 $11,837 $14,688 $1,455 $459 $1,114 $1,577 $2,321 $938 $(65) $911 $(58) $323 Net Income After Taxes Tax Expense Net Securities Gain/Loss Net Income After Taxes, Tax Expense & Net Securities Gains/(Losses) (amounts in thousands)

3 Months Ended March 31, 2022 3 Months Ended March 31, 2021 % Change Net Interest Income* 9,456 $ 8,970 $ 5.4% Plus Non-Interest Income** 1,389 1,875 -25.9% Equals Operating Revenue 10,845 10,845 0.0% Less Loan Loss Provision 219 135 62.2% Less Non-Interest Expense 6,516 6,197 5.2% Equals Pre-Tax Income 4,110 4,513 -8.9% Less Income Tax Expense 567 635 -10.7% Equals Net Income 3,543 $ 3,878 $ -8.6% Earnings Per Share 0.60 $ 0.66 $ -9.1% Return on Assets 1.07% 1.30% -17.7% Return on Equity 9.88% 11.60% -14.8% Unaudited Income Statement (amounts in thousands) *The increase in interest income was mainly the result of a $331,000 increase in interest earned on taxable securities and a $228,000 increase in interest earned on loans, offset by a $246,000 decrease in SBA PPP lender fees. **(Losses) gains on sales of mortgage loans decreased $388,000 or 109.6% to ($34,000) due to a lower number of individual sol d loans in the first quarter of 2022 as compared to the first quarter of 2021. Many of the loans sold in the first quarter of 2 022 were sold at a loss.

3 Months Ended March 31, 2022 3 Months Ended March 31, 2021 % Change Cash & Cash Equivalents 9,899 $ 37,141 $ -73.3% Securites & Restricted Stocks 439,829 391,583 12.3% Net Loans 770,091 714,942 7.7% Premises & Equipment, Net 17,994 18,454 -2.5% Other Assets 59,274 53,401 11.0% Total Assets 1,297,087 $ 1,215,521 $ 6.7% Non-Interest Bearing Deposits 241,600 $ 226,581 $ 6.6% Interest-Bearing Deposits 803,877 751,276 7.0% Total Deposits 1,045,477 977,857 6.9% Borrowings 87,331 62,423 39.9% Subordinated Debentures 25,000 25,000 0.0% Other Liabilities 5,724 7,308 -21.7% Stockholders' Equity 133,555 142,933 -6.6% Liabilities and Stockholders' Equity 1,297,087 $ 1,215,521 $ 6.7% Balance Sheet Unaudited (amounts in thousands) For further financial details, see March 31, 2022 10Q filing

FKC’s Franchise Value ➢ History of solid investor returns ➢ Dividend Yield of 4.65% at 12/31/2021 & 4.48% at 3/31/2022 ➢ Historically strong capital position ➢ Investor - focused dividend policy – Share of record income with increased dividends and three special dividends during 2021 ➢ Consistent financial performance ➢ Efficiency Ratio of 57.54% at 12/31/2021 & 57.21% at 3/31/2022 ➢ Community focused banking strategies ➢ Economic diversity – servicing four distinct markets ➢ Strong experienced management team and over 200 dedicated employees ➢ Our shareholders

Elaine A. Woodland This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , and reflect management’s beliefs and expectations based on information currently available .. These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements .. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation .. Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially .. President and CEO

Making Connections, Corporate Culture and Commitment ➢ First Keystone Community Bank is committed to connecting with our communities, each other, and building a culture that benefits our employees, customers, and shareholders. ➢ We continued our focus in 2021 on meeting the challenges of the ongoing COVID - 19 pandemic, increasing revenue from core operating functions, improving efficiency, and reducing operating expenses. We did this in tandem with providing quality banking services to the communities we serve.

Overcoming Unique Challenges During 2021 we continued to proactively confront the challenges of COVID - 19 ➢ In October 2020 we fully opened all branches for in - person customer service while continuing to follow CDC and PA Department of Health guidelines. ➢ Throughout 2021 we provided customer service not only in person, but also provided 24/7 service via our ATMs, Online Banking, Mobile, and Telephone Banking ➢ Marketing and Social Media initiatives were implemented to provide customer updates and education ➢ Provided fraud and scams education via social media and our website ➢ Focused on Employee Morale and Community support – “Denim Days”, Business Casual dress code, and Employee Appreciation initiatives

Overcoming Unique Challenges ➢ The SBA Paycheck Protection Program (“PPP”) began shortly after the COVID - 19 pandemic in 2020 to help business keep their workforce employed during the crisis. The program provided banks with guaranteed loans for their small business customers and allows for loan forgiveness by the SBA if the proceeds were used for directed purposes. The program ended on May 31, 2021. ➢ We participated in both the 2020 and 2021 SBA Paycheck Protection Program (“PPP” loans) by providing in total 810 loans for $48,562,747 ..

Commitment to Community First Keystone Community Bank is YOUR community bank ➢ We are passionate about giving generously to the communities we serve, in both corporate and individual employee donations. ➢ Throughout the year, our employees donated $13,947 of their own funds during Denim Days, supporting various non - profit agencies throughout our markets including food banks and Salvation Armies. ➢ During our CONNECT for Wellness campaign our employees provided support for school age children by collecting, donating and distributing hygiene products to ten non - profit agencies focused on supporting children of all ages. ➢ Our employees continue to think not only of the Bank, themselves and their families, but others in our communities. We are so proud of our employees!

Commitment to Community

Commitment to Community

Commitment to Community ➢ In addition to the employee donations, FKCB provided Sponsorships and Donations to various schools and non - profit agencies throughout our communities. ➢ Examples include various fundraising walks and events, arts and food festivals, YMCAs, little leagues and school sports teams, holiday events, economic groups, and United Way. We also supported education through EITC donations. ➢ Total support in 2021 $237,329

Recognition and Appreciation for Years of Service Robert E. Bull Retired from Boards of Directors Effective April 1, 2022 First Keystone Corporation Chairman of the Board ~ July 5, 1983 – May 5, 2017 Director of the Board ~ July 5, 1983 – April 1, 2022 First Keystone Community Bank Chairman of the Board – February 17, 1981 – May 5, 2017 Director of the Board ~ October 16, 1956 – April 1, 2022

Awards and Recognition The PA Bankers Association awarded four of our team members with the “Future Under 40” award for being future leaders in our industry.

Name/Title	Overall Banking Experience	Number of years with First Keystone Community Bank	Prior Positions held at First Keystone Community Bank	Prior Experience
Elaine A. Woodland **President and CEO**	41 years	29 years	Teller, CSR, Acctg Clerk, Commercial Loan Officer, Director of Lending, Chief Operating Officer	Credit Analyst, Credit Department Manager, Commercial Lender
Diane C.A. Rosler **Sr VP, CFO, Cashier**	31 years	31 years	Purchasing Agent, Acctg Manager, Primary Financial Officer	Has worked her entire career at First Keystone Community Bank
Mark J. McDonald **Sr VP, Chief Credit Officer**	36 years	16 ½ years	Commercial Services Officer, Credit Admin. Manager	Branch Manager, Mortgage Loan Officer, Mortgage Loan Underwriter, Mortgage Loan Dept. Mgr., Credit Analyst, Relationship Mgmt Development Trainee, Underwriting Analyst, Commercial Lender, Loan Workout Officer
David Warho, CISO **VP, IT Manager**	7 years	7 years	Interim IT Manager/ISO, Technology Systems Engineer	Tech Support Specialist, Network Operation Center Operator. Holds several degrees, Credentials and Certifications including Masters Degree of Science Cybersecurity and Information Assurance ; CISSP, CHFI, CEH, etc
Jonathan Littlewood **Sr VP, Chief Lending Officer**	19 years	14 years	Business Deposit Specialist, Commercial Loan Officer	Worked for M&T for 5 years as a CSR
Rebecca A. Hooper **VP, Sr Trust Officer**	19 years	19 years	Trust Clerk, Trust Admin., Asst Trust Officer, Trust Officer	Has worked her entire career at First Keystone Community Bank
Kevin Krieger **VP, Compliance Officer and CRA Officer**	43 years Full Time plus 2 years Part Time	14 years	BSA Officer	Compliance Consultant, Training Manager, Teller, Teller Supervisor, Bookkeeping Clerk, Proof Clerk, Control Department Clerk, Fed Funds Desk Manager, Branch Manager/Loan Officer, Microfilm Clerk (PT)
June George **VP, Branch Administrator**	36 years	25 years	Consumer Loan Underwriter, Regional Manager (PCB)	Pocono Community Bank Branch Manager, Mellon Bank CSR, Asst Branch Manager
Chris Zlobik **Sr VP, Deposit Operations Officer**	11 years	11 years	Computer Applications Analyst, Asst IT Manager	Served in the Navy 1992-1994, worked in other industries and started his banking career in Nov 2010

Looking to the Future ➢ First Keystone Corporation and First Keystone Community Bank are at an inflection point in our history. ➢ After successfully navigating the prior financial crisis (2008 - 2010) and the Covid - 19 pandemic, FKCB and many other community banks face the challenge of an uncertain future with changing demographics in its market areas, an evolving financial institutions landscape, economic unpredictability, and geopolitical volatility. ➢ The Board and Management believe that the Bank’s strengths of a sound financial position, a strong and dedicated management team, and quality customers have permitted it to meet prior challenges and will provide the foundation upon which to evolve its business model that is paramount to retaining its competitive advantage as an independent community financial services company.

Looking to the Future ➢ Our goal is to evolve without losing the values that has made the Bank successful. ➢ Profitability and growth are primary and competing goals. Driving efficiencies throughout the Bank, though important, will be weighed against the ongoing strong needs to invest and enhance risk management and make investments in management to have the “right people” in the “right seats” on “the bus,” to drive long - term sustainable profitability. ➢ We believe that simultaneous tracts of growth, product and service enhancement, optimization and growth of branch network, staff recruitment, training and compensation are keys to future performance.

Keys to our Success are expressed in our Mission Statement First Keystone Corporation and First Keystone Community Bank will be the independent financial services provider of choice to its customers and communities that it serves by providing quality, cost effective, customer focused financial services and products through our dedicated bankers and technology. By doing so, we will enhance our value to our shareholders through sustainable profits and dividends. First Keystone Corporation and First Keystone Community Bank recognize and value the contribution of our employees. To them, we pledge to provide opportunity for a high level of job satisfaction and an equitable exchange for their services.

Commitment to You ➢ For more than 157 years, we have been committed to listening to our customers’ needs ➢ That commitment remains true today, and will remain into the future ➢ Our role as bankers is more important now than ever as we strive to provide financial access, support and guidance ➢ We recently launched our “Healthy Financial Habits” education campaign. COVID may have changed your life in many ways. We will help you assess your current status and help you develop healthy financial habits as you look to the future

Commitment to You The Board of Directors, management and the entire staff are firmly focused on increasing value for our customers, our communities and our shareholders. Thank you for your confidence and continued support of First Keystone Corporation.

Thank you for attending our May 5 th , 2022 Annual Shareholders’ Meeting!